UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 2, 2018 (August 2, 2018)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 7.01. Regulation FD Disclosure.

The Registrant, Norfolk Southern Corporation, announced today its entry into accelerated share repurchase agreements with two banks to repurchase an aggregate of $1.2 billion of Norfolk Southern Corporation common stock. Norfolk Southern will acquire these shares in addition to its ongoing open-market share repurchases. Norfolk Southern had targeted approximately $1.5 billion of share repurchases for the year under its ongoing open-market repurchases and confirms this guidance. Aggregated with the $1.2 billion of common stock to be repurchased under the accelerated share repurchase agreements, Norfolk Southern is now targeting approximately $2.7 billion in total share repurchases during 2018.

Item 8.01. Other Events.

On August 2, 2018, Norfolk Southern issued a Press Release, attached hereto as Exhibit 99.1, announcing that it has entered into accelerated share repurchase agreements with Bank of America N.A. and Goldman Sachs & Co. LLC to repurchase an aggregate of $1.2 billion of Norfolk Southern common stock. Additional information is included in the attached press release. Approximately 5.7 million shares of common stock repurchased under the accelerated share repurchase agreements will be received by Norfolk Southern on August 3, 2018. The final number of shares to be repurchased under the accelerated share repurchase agreements will be based on the volume-weighted average stock price of Norfolk Southern’s common stock during the term of the accelerated share repurchase agreements, less a discount and subject to potential adjustments pursuant to the terms of the accelerated share repurchase agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated August 2, 2018

Forward Looking Statements

This 8-K contains forward-looking statements that may be identified by the use of words like “believe,” “expect,” “anticipate,” “estimate,” “plan,” “consider,” “project,” and similar references to the future. Forward-looking statements reflect our good-faith evaluation of information currently available. These forward-looking statements are subject to a number of risks and uncertainties, and our actual results may differ materially from those projected. Please refer to our annual and quarterly reports filed with the SEC for a full discussion of those risks and uncertainties we view as most important. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. We undertake no obligation to update or revise forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary

Date:  August 2, 2018